SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 3, 2004
Date of Report (Date of Earliest Event Reported)

CTI MOLECULAR IMAGING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	62-1377363 (I.R.S. Employer Identification No.)

810 Innovation Drive, Knoxville, Tennessee (Address of Principal Executive Offices)	37932 (Zip Code)

(865) 218-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

SIGNATURE
LIST OF EXHIBITS
EX-99.1 PRESS RELEASE

ITEM 9.   REGULATION FD DISCLOSURE

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION

Issuance of Press Release Regarding Earnings for Third Quarter 2003

On February 3, 2004, CTI Molecular Imaging, Inc. (the “Company”) issued a press release announcing its financial results for its quarter ended December 31, 2003 of the Company’s 2004 fiscal year.

A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CTI Molecular Imaging, Inc.

/s/ David N. Gill David N. Gill Chief Financial Officer and Senior Vice President (Principal Accounting Officer)

February 3, 2004

LIST OF EXHIBITS

99.1 — Press release of CTI Molecular Imaging, Inc., dated February 3, 2004, announcing first quarter operating results for CTI Molecular Imaging, Inc.’s 2004 fiscal year.